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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  ____________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 30, 1998


                        ENSTAR INCOME PROGRAM II-2, L.P.
             (Exact Name of Registrant as Specified in its Charter)



          GEORGIA                         0-14505               58-1628872
(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)


10900 WILSHIRE BLVD., 15th FLOOR, LOS ANGELES, CALIFORNIA             90024
       (Address of Principal Executive Offices)                     (Zip Code)



      Registrant's telephone number, including area code:  (310) 824-9990



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ITEM 5.  OTHER EVENTS.

         On April 30, 1998, a financial printer mistakenly used the EDGAR filing codes for Enstar Income Program II-2, L.P. ("Enstar II-2") and mistakenly filed with the Securities and Exchange Commission on behalf of Enstar II-2 a Current Report on Form 8-K for Enstar Income Program II-1, L.P. (the "Form 8-K"). The purpose of this filing is to report that the filing of the Form 8-K on April 30, 1998 on behalf of Enstar II-2 was in error and that such Form 8-K should be disregarded with respect to Enstar II-2.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENSTAR INCOME PROGRAM II-2, L.P.
                                       a Georgia limited partnership


                                       By: Enstar Communications Corporation
                                           General Partner


                                       By: /s/ Michael K. Menerey
                                          -----------------------------------
                                               Michael K. Menerey
                                               Executive Vice President, Chief
                                               Financial Officer and Secretary


Date:  May 11, 1998





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